                          OPPENHEIMER MIDCAP FUND
                      Supplement dated July 25, 2001 to the
          Statement of Additional Information dated February 16, 2001,
                             Revised March 1, 2001

                  The Statement of Additional Information is revised as follows:

1.   The following  paragraph is added as a second  paragraph  under the section
     Trustees and Officers of the Fund on page 25:

Bruce Bartlett,  Vice President and Portfolio Manager,  Age: 50. Two World Trade
Center,  New York, New York  10048-0203.  Senior Vice  President  (since January
1999) of the  Manager;  an officer and  portfolio  manager of other  Oppenheimer funds,  prior to joining the Manager in April 1995, he was a Vice  President and
Senior Portfolio Manager at First of America Investment Corp.  (September 1986 -
April 1995).

July 25, 2001                                                          745PX_011